Exhibit 99.2

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                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:                                               POLICY NUMBER: 493810
                   CWHEQ Home Equity Loan Trust, Series 2007-S3
                   Home Equity Loan Asset Backed Certificates, Series 2007-S3 Class A Certificates

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by The Bank of New York, or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability for withholding taxes).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or the trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a


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Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the
Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Pooling and Servicing Agreement dated as of March 1, 2007 among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Granada LLC, as Seller, Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

     "Business Day" means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in New York or California, or the state in which the Insurer has its principal place of business or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Class A Available Funds" means, with respect to any Distribution Date, funds allocated from amounts available pursuant to the Agreement to make distributions on the Obligations on such Distribution Date, including without limitation amounts on deposit in the Distribution Account and the Premium Account.

     "Deficiency Amount' means, with respect to any Distribution Date, the excess, if any, of Required Distributions for such Distribution Date over Class A Available Funds.

     "Insured Payments" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.


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     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "Owner" means each holder of the Obligations (other than the Trustee, the Depositor, the Sellers or the Master Servicer) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Preference Amount" means any amount previously paid to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Required Distributions" means, (a) with respect to any Distribution Date, the sum of (i) the amount of interest that has accrued on the Obligations at the applicable Pass-Through Rate during the applicable Accrual Period with respect to the Obligations, net of any interest shortfalls resulting from Prepayment Interest Shortfalls and any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, or similar state or local laws and (ii) if such Distribution Date is not the Final Scheduled Distribution Date, the amount of any Applied Realized Loss Amounts, if any, allocated to the Obligations and (b) on the Final Scheduled Distribution Date, the aggregate Certificate Principal Balance of the Obligations (after giving effect to all distributions to be made on such Distribution Date). Required Distributions do not include any Net Rate Carryover.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Services, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law,

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

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     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of March, 2007.

                                         MBIA INSURANCE CORPORATION


                                         By  /s/ Gary C. Dunton
                                               -------------------------------
                                         Title: President


                                         Attest:


                                         By  /s/ Stephanie Taylor Ciavarello
                                               -------------------------------
                                                 Assistant Secretary



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                                   EXHIBIT A

                       TO CERTIFICATE GUARANTY INSURANCE
                             POLICY NUMBER: 493810

                       NOTICE UNDER CERTIFICATE GUARANTY
                        INSURANCE POLICY NUMBER: 493810


U.S. Bank Trust National Association, as Fiscal Agent
   for MBIA Insurance Corporation
100 Wall Street, Suite 1600
New York, NY 10005
Attention: Corporate Trust Services

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number 493810 (the "Policy") issued by the Insurer in respect of the CWHEQ Home Equity Loan Trust, Series 2007-S3 Home Equity Loan Asset Backed Certificates, Series 2007-S3, Class A Certificates (the "Obligations"), that:

          (a) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 2007 among CWHEQ, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller, Park Granada LLC, as Seller Park Monaco Inc., as Seller, Park Sienna LLC, as Seller, Countrywide Home Loans Servicing LP, as Master Servicer, and the Trustee, as trustee for the Owners;

          (b) the Class A Available Funds for the Distribution Date occurring on __________ (the "Applicable Distribution Date") is $___________;

          (c) the Required Distributions for the Applicable Distribution Date is $__________;

          (d) the sum of the Guaranteed Principal Payment Amount in (b) and the Aggregate Investor Interest in (c) is $__________ (the "Guaranteed Payment");

          (e) the excess, if any, of Required Distributions over the Class A Available Funds for the Applicable Distribution Date is $____________ (the "Deficiency Amount");

          (f) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable


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     order of a court having competent jurisdiction is $_________________,
     (the "Preference Amount");

          (h) the total Insured Payment due is $___________, which amount equals the sum of the Deficiency Amount and the Preference Amount; and

          (i) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice under the Policy as of the ___ day of __________, ____.

                                         [NAME OF TRUSTEE], as Trustee


                                         By ______________________________
                                         Title ___________________________



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     IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                         MBIA INSURANCE CORPORATION, as
                                         Insurer


                                         By /s/ Stephanie Taylor Ciavarello
                                              -------------------------------
                                               Assistant Secretary


                                         COUNTRYWIDE SECURITIES
                                         CORPORATION, as Underwriter


                                         By______________________________
                                         Title_____________________________





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     This Premium Letter may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

                                         Sincerely,

                                         MBIA INSURANCE CORPORATION


                                         By: /s/ Stephanie Taylor Ciavarello
                                               -------------------------------
                                         Name: Stephanie Taylor Ciavarello
                                         Title: Assistant Secretary


Acknowledged and Agreed to by:

COUNTRYWIDE HOME LOANS, INC.


By:_______________________________
Name:_____________________________
Title:______________________________




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     IN WITNESS WHEREOF, the parties hereto have executed this Insurance
Agreement, all as of the day and year first above mentioned.

                                         MBIA INSURANCE CORPORATION,
                                         as Insurer


                                         By /s/ Stephanie Taylor Ciavarello
                                               -------------------------------
                                               Assistant Secretary


                                         COUNTRYWIDE HOME LOANS,
                                         INC.,
                                         as Seller


                                         By______________________________
                                         Title_____________________________


                                         COUNTRYWIDE HOME LOANS
                                         SERVICING LP, as Master Servicer


                                         By______________________________
                                         Title_____________________________


                                         CWHEQ, INC., as Depositor


                                         By______________________________
                                         Title_____________________________


                                         THE BANK OF NEW YORK,
                                          as Trustee


                                         By______________________________
                                         Title_____________________________



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                           INCUMBENCY CERTIFICATE OF
                          MBIA Insurance Corporation

     I, Adam M. Carta, Assistant Secretary of MBIA Insurance Corporation, do hereby certify that

     1. The below-named persons are the President and an Assistant Secretary of MBIA Insurance Corporation and the signatures set opposite their names are genuine and true signatures.

     2. Gary C. Dunton and Stephanie Taylor Ciavarello are authorized to execute financial guaranty insurance policies, surety bonds guaranteeing obligations, and all documents incidental thereto on behalf of MBIA Insurance Corporation.

     NAME                                SIGNATURE
     ----                                ---------


     Gary C. Dunton                      /s/ Gary C. Dunton
                                         -----------------------

     Stephanie Taylor Ciavarello         /s/ Stephanie Taylor Ciavarello
                                         -----------------------------------


     IN WITNESS WHEREOF, I hereunto set my hand and deliver this Certificate on this 30th of March, 2007.


                                        /s/ Adam M. Carta
                                        ------------------------------------
                                        Assistant Secretary



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                                CERTIFICATE OF
                          MBIA INSURANCE CORPORATION


To the Parties on the
  Attached Schedule I

                 CWHEQ Home Equity Loan Trust, Series 2007-S3
                  Home Equity Loan Asset Backed Certificates,
                                Series 2007-S3
                             Class A Certificates

Ladies and Gentlemen:

     Reference is made to the Prospectus Supplement dated March 29, 2007 with respect to the above-mentioned notes (the "Prospectus Supplement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement or the Pooling and Servicing Agreement (as defined in the Prospectus Supplement). With respect to the CWHEQ Home Equity Loan Trust, Series 2007-S3 Home Equity Loan Asset Backed Certificates, Series 2007-S3, Class A Certificates (the "Certificates"), the undersigned hereby certifies the following:

          (a) The undersigned is a duly authorized representative of MBIA Insurance Corporation (the "Insurer") and is authorized to execute and deliver this certificate.

          (b) The consolidated financial statements of the Insurer as of December 31, 2006 and December 31, 2005 and for each of the three years ended December 31, 2006 incorporated by reference in the Prospectus Supplement (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Insurer as of such date and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. Since December 31, 2006 there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Certificate Insurance Policy.

          (c) The information in the Prospectus Supplement as of the date hereof under the captions "Description of the Certificates -- Certificate Insurance Policy" and "--The Certificate Insurer" (except for the initial paragraph under "Certificate Insurance Policy", the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the


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     statements therein, in light of the circumstances under which they were made, not misleading.

          (d) There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its condition (financial or otherwise) or operations or which would materially and adversely affect its ability to perform its obligations under the Certificate Insurance Policy, the Indemnification Agreement or the Insurance Agreement.

          (e) The execution and delivery of the Insurance Agreement, the Indemnification Agreement and the Certificate Insurance Policy and the compliance with the terms and provisions thereof will not conflict with, result in a breach of or constitute a default under any of the terms, provisions or conditions of, the Restated Charter or By-Laws of the Insurer or any agreement, indenture or other instrument to which the Insurer is a party, to the extent such conflict, breach or default would materially and adversely affect the Insurer's ability to perform its obligations under the Certificate Insurance Policy.

          (f) The issuance of the Certificate Insurance Policy and the execution, delivery and performance of the Indemnification Agreement and the Insurance Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Certificate Insurance Policy, the Indemnification Agreement and the Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.


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     Dated this 30th day of March, 2007.


                                         MBIA INSURANCE CORPORATION


                                         By /s/ Stephanie Taylor Ciavarello
                                               ------------------------------
                                               Assistant Secretary



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                                  SCHEDULE I


Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, CA 91302

Countrywide Securities Corporation
4500 Park Granada
Calabasas, CA 91302

CWHEQ, Inc.
4500 Park Granada
Calabasas, CA 91302

Countrywide Home Loans Servicing LP
7105 Corporate Drive
Plano, TX 75024

The Bank of New York
101 Barclay Street, 4W
New York, NY 10286

Moody's Investors Service, Inc.
99 Church Street
New York, NY 10007

Standard & Poor's
55 Water Street
New York, NY 10041